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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      Allergan Specialty Therapeutics, Inc.
             (Exact name of registrant as specified in its charter)


                   Delaware                                 33-0779207
     (State of Incorporation or Organization)            (I.R.S. Employer
                                                        Identification no.)

            2525 Dupont Drive, Irvine, CA                     92612
       (Address of principal executive offices)             (zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|



Securities Act registration statement file number to which this form relates (If applicable): 333-40503

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class to          Name of Each Exchange on Which
         be so Registered              Each Class is to be Registered

              None


Securities to be registered pursuant to Section 12(g) of the Act:

                      Class A Common Stock, $0.01 par value
                                (Title of class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

Incorporated by reference to the section entitled "Description of ASTI Capital Stock" on page 47 of the preliminary prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Commission on November 18, 1997 (No. 333-40503), as amended.

ITEM 2.  EXHIBITS.

       Exhibit
       Number     Description
       ------     -----------

       1.         Specimen Class A Common Stock Certificate.(1)

       2.         Registrant's Certificate of Incorporation.(1)

       3.         Registrant's Bylaws.(1)

       4.         Form of Registrant's Restated Certificate of Incorporation.(1)

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       (1)        Filed with the Securities and Exchange Commission as an
                  exhibit to Registrant's Form S-1 Registration Statement, No. 333-40503, as amended, and incorporated herein by reference.



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                                    SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        ALLERGAN SPECIALTY THERAPEUTICS, INC.
                                        (Registrant)




Date: January 21, 1998                 By: /s/ SUSAN J. GLASS
                                           --------------------------------
                                           Susan J. Glass, Esq.
                                           General Counsel and Secretary